Exhibit 21.1

COVANTA HOLDING CORPORATION — LIST OF SUBSIDIARIES

Jurisdiction
of
Company Name	Incorporation

8309 Tujunga Avenue Corp.	California
ACLines LLC	Delaware
American Commercial Lines Holding LLC	Delaware
Amor 14 Corporation	Delaware
Bal-Sam India Holdings, Ltd.	Mauritius
Burney Mountain Power	California
Covanta Acquisition, Inc.	Delaware
Covanta Alexandria/Arlington, Inc.	Virginia
Covanta ARC Holdings Inc.	Delaware
Covanta ARC Company	Delaware
Covanta ARC LLC	Delaware
Covanta Babylon, Inc.	New York
Covanta Bangladesh Operating Ltd.	Bangladesh
Covanta Bessemer, Inc.	Delaware
Covanta Bristol, Inc.	Connecticut
Covanta Capital District LLC	Delaware
Covanta Capital District II LLC	Delaware
Covanta Capital District, L.P.	Delaware
Covanta Cayman (Rojana) Ltd.	Cayman Islands
Covanta Cayman (Sahacogen) Ltd.	Cayman Islands
Covanta Company of SEMASS, L.P.	Delaware
Covanta Connecticut (S.E.), LLC	Delaware
Covanta Cunningham Environmental Support, Inc.	New York
Covanta Delaware Valley, L.P.	Delaware
Covanta Delaware Valley LLC	Delaware
Covanta Delaware Valley II, LLC	Delaware
Covanta Development Company LLC	Delaware
Covanta Energy Americas, Inc.	Delaware
Covanta Energy Asia Holdings Ltd.	Mauritius
Covanta Energy Asia Pacific Ltd.	Hong Kong
Covanta Energy China (Alpha) Ltd.	Mauritius
Covanta Energy China (Beta) Ltd.	Mauritius
Covanta Energy China (Delta) Ltd.	Mauritius
Covanta Energy China (Gamma) Ltd.	Mauritius
Covanta Energy Construction, Inc.	Delaware
Covanta Energy Corporation	Delaware
Covanta Energy India (Balaji) Limited	Mauritius
Covanta Energy India (CBM) Ltd.	Mauritius
Covanta Energy India (Samalpatti) Ltd.	Mauritius
Covanta Energy International Investments Limited	Mauritius
Covanta Energy India Pvt. Ltd.	India
Covanta Energy Group, Inc.	Delaware
Covanta Energy International, Inc.	Delaware
Covanta Energy Limited	United Kingdom
Covanta Energy Philippine Holdings, Inc.	Philippines
Covanta Energy Resource Corp.	Delaware
Covanta Energy Services, Inc.	Delaware
Covanta Energy (Thailand) Ltd.	Thailand

Jurisdiction
of
Company Name	Incorporation

Covanta Energy (UK) Limited	United Kingdom
Covanta Energy West, Inc.	Delaware
Covanta Engineering Services, Inc.	New Jersey
Covanta Essex LLC	Delaware
Covanta Essex II, LLC	Delaware
Covanta Essex Company	New Jersey
Covanta Fairfax, Inc.	Virginia
Covanta Five Ltd.	Mauritius
Covanta Four Ltd.	Mauritius
Covanta Funds Administration, Inc.	Delaware
Covanta Geothermal Operations, Inc.	Delaware
Covanta Geothermal Operations Holdings, Inc.	Delaware
Covanta Haverhill Associates	Massachusetts
Covanta Haverhill Properties, Inc.	Massachusetts
Covanta Haverhill, Inc.	Massachusetts
Covanta Heber Field Energy, Inc.	Delaware
Covanta Hempstead LLC	Delaware
Covanta Hempstead II, LLC	Delaware
Covanta Hempstead Company	New York
Covanta Hennepin Energy Resource Co., Limited Partnership	Delaware
Covanta Hillsborough, Inc.	Florida
Covanta Holding Corporation	Delaware
Covanta Honolulu Resource Recovery Venture	Hawaii
Covanta Huntington Limited Partnership	Delaware
Covanta Huntington Resource Recovery One Corp.	Delaware
Covanta Huntington Resource Recovery Seven Corp.	Delaware
Covanta Huntsville, Inc.	Alabama
Covanta Hydro Energy, Inc.	Delaware
Covanta Hydro Operations West, Inc.	Delaware
Covanta Hydro Operations, Inc.	Tennessee
Covanta Imperial Power Services, Inc.	California
Covanta India Operating Pvt. Ltd.	India
Covanta Indianapolis, Inc.	Indiana
Covanta Insurance Holdings Corporation	Delaware
Covanta Italy Holding S.r.l	Italy
Covanta Italy I S.r.l	Italy
Covanta Italy II S.r.l	Italy
Covanta Kent, Inc.	Michigan
Covanta Lake II, Inc.	Florida
Covanta Lake Holding Corp.	Delaware
Covanta Lancaster, Inc.	Pennsylvania
Covanta Lee, Inc.	Florida
Covanta Long Island, Inc.	Delaware
Covanta Madurai Operating Pvt. Ltd.	India
Covanta Marion Land Corp.	Oregon
Covanta Marion, Inc.	Oregon
Covanta Mauritius O&M Ltd.	Cayman Islands
Covanta Mid-Conn., Inc.	Connecticut
Covanta Montgomery, Inc.	Maryland
Covanta New Martinsville Hydroelectric Corporation	Delaware
Covanta New Martinsville Hydro-Operations Corporation	West Virginia
Covanta Niagara, LLC	Delaware

Jurisdiction
of
Company Name	Incorporation

Covanta Niagara II, LLC	Delaware
Covanta Niagara, L.P.	Delaware
Covanta Oahu Waste Energy Recovery, Inc.	California
Covanta Omega Lease, Inc.	Delaware
Covanta One Ltd.	Mauritius
Covanta Onondaga Five Corp.	Delaware
Covanta Onondaga Four Corp.	Delaware
Covanta Onondaga Limited Partnership	Delaware
Covanta Onondaga Operations, Inc.	Delaware
Covanta Onondaga Three Corp.	Delaware
Covanta Onondaga Two Corp.	Delaware
Covanta Onondaga, Inc.	New York
Covanta Operations of SEMASS LLC	Delaware
Covanta Operations of SEMASS II, LLC	Delaware
Covanta Operations of Union, LLC	New Jersey
Covanta OPW Associates, Inc.	Connecticut
Covanta OPWH, Inc.	Delaware
Covanta Otay 3 Company	California
Covanta Pasco, Inc.	Florida
Covanta Pinellas, Inc.	Florida
Covanta Philippines Operating, Inc.	Cayman Islands
Covanta Plant Services of New Jersey, Inc.	New Jersey
Covanta Power Development, Inc.	Delaware
Covanta Power Development of Mauritius, Inc.	Delaware
Covanta Power Equity Corporation	Delaware
Covanta Power International Holdings, Inc.	Delaware
Covanta Power Pacific, Inc.	California
Covanta Power Plant Operations	California
Covanta Projects of Hawaii, Inc.	Hawaii
Covanta Projects of Wallingford, L.P.	Delaware
Covanta Projects, Inc.	Delaware
Covanta Ref-Fuel Finance LLC d/b/a Delaware United American Corp. and United American Energy	Delaware
Covanta Ref-Fuel LLC	Delaware
Covanta Ref-Fuel II LLC	Delaware
Covanta Ref-Fuel Holdings LLC	Delaware
Covanta Ref-Fuel Management LLC	Delaware
Covanta Ref-Fuel Management II, LLC	Delaware
Covanta RRS Holdings, Inc.	Delaware
Covanta Samalpatti Operating Pvt. Ltd.	India
Covanta SBR Associates	Massachusetts
Covanta SECONN LLC	Delaware
Covanta Secure Services, LLC	Delaware
Covanta SEMASS LLC	Delaware
Covanta SEMASS II, LLC	Delaware
Covanta SEMASS, L.P.	Delaware
Covanta SIGC Energy, Inc.	Delaware
Covanta SIGC Energy II, Inc.	California
Covanta SIGC Geothermal Operations, Inc.	California
Covanta Southeastern Connecticut, L.P.	Delaware
Covanta Southeastern Connecticut Company	Connecticut
Covanta Stanislaus, Inc.	California

Jurisdiction
of
Company Name	Incorporation

Covanta Systems, LLC	Delaware
Covanta Tampa Bay, Inc.	Florida
Covanta Tampa Construction, Inc.	Delaware
Covanta Three Ltd.	Mauritius
Covanta Two Ltd.	Mauritius
Covanta Union, Inc.	New Jersey
Covanta Wallingford Associates, Inc.	Connecticut
Covanta Warren Energy Resource Co., Limited Partnership	Delaware
Covanta Warren Holdings I, Inc.	Virginia
Covanta Warren Holdings II, Inc.	California
Covanta Waste to Energy Asia Investments	Mauritius
Covanta Waste to Energy Asia Ltd.	Mauritius
Covanta Waste to Energy, LLC	Delaware
Covanta Water Holdings, Inc.	Delaware
Covanta Water Systems, Inc.	Delaware
Covanta Water Treatment Services, Inc.	Delaware
Covanta Insurance Holdings Corporation	Delaware
Danielson Indemnity Company	Missouri
Danielson Insurance Company	California
Danielson National Insurance Company	California
Danielson Reinsurance Corporation	Missouri
DSS Environmental, Inc.	New York
Edison (Bataan) Cogeneration Corporation	Philippines
Enereurope Holdings III, B.V	Netherlands
ERC Energy, Inc.	Delaware
ERC Energy II, Inc.	Delaware
Generating Resource Recovery Partners L.P.	California
GOA Holdings Ltd.	Mauritius
Great River Insurance Company, Inc.	California
Haverhill Power, LLC	Massachusetts
Heber Field Energy II, Inc.	Delaware
Heber Loan Partners	California
Hidro Operaciones Don Pedro S.A.	Costa Rica
Kramer Capital Consultants, Inc.	New York
Linan Ogden-Jinjiang Cogeneration Co. Ltd.	China
LMI, Inc. d/b/a Landfill Management, Inc.	Massachusetts
Madurai Power Corporation Pvt. Ltd.	India
Magellan Cogeneration, Inc.	Philippines
Mammoth Geothermal Company	California
Mammoth Power Company	California
Michigan Waste Energy, Inc.	Delaware
MSW Energy Erie LLC	Delaware
MSW Energy Finance Co., Inc.	Delaware
MSW Energy Finance Co. II, Inc.	Delaware
MSW Energy Holdings LLC	Delaware
MSW Energy Holdings II LLC	Delaware
MSW Energy Hudson LLC	Delaware
MSW I Sub, LLC	Delaware
Mt. Lassen Power	California
NAICC Insurance Services, Inc.	California
National American Insurance of California d/b/a Contractors Business Resource	California

Jurisdiction
of
Company Name	Incorporation

Ogden Energy (Gulf) Limited	Mauritius
Ogden Energy India (Bakreshwar) Ltd.	Mauritius
Ogden Power Development — Cayman, Inc.	Cayman Islands
Ogden Taiwan Investments Ltd.	Mauritius
Olmec Insurance Ltd.	Bermuda
OPI Quezon, LLC	Delaware
Pacific Energy Operating Group, L.P.	California
Pacific Energy Resources Incorporated	California
Pacific Geothermal Company	California
Pacific Hydropower Company	California
Pacific Oroville Power, Inc.	California
Pacific Recovery Corporation	California
Pacific Wood Fuels Company	California
Penstock Power Company	California
Power Operations and Maintenance Ltd.	India
SEMASS Partnership	Massachusetts
Taixing Ogden-Yanjiang Cogeneration Co. Ltd.	China
Three Mountain Operations, Inc.	Delaware
Three Mountain Power, LLC	Delaware
TransRiver LLC	Delaware
TransRiver II, LLC	Delaware
TransRiver Marketing Company, L.P. d/b/a ARCNET Marketing Company	Delaware
TransRiver Portsmouth LLC	Virginia
TransRiver Transfer Systems, LLC	Delaware
TransRiver Waste LLC	Delaware
UAH-Groveville Hydro Associates	New York
UAH Management Corp.	New York
Valor Insurance Company, Inc.	Montana
Viscount Insurance Services, Inc.	California